UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2015

Magnolia Lane Income Fund

(Exact name of registrant as specified in its charter)

Delaware	000-54379
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Grove Street Topsfield, Massachusetts	01983
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 887-5981

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K (this “Report”) contains forward-looking statements. The forward-looking statements are contained principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “seeks,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. These risks and uncertainties include, but are not limited to, the factors described in the section captioned “Risk Factors” below. Given these uncertainties, you should not place undue reliance on these forward-looking statements.  Such statements may include, but are not limited to, information related to: anticipated operating results; relationships with our merchants and subscribers; consumer demand; financial resources and condition; changes in revenues; changes in profitability; changes in accounting treatment; cost of sales; selling, general and administrative expenses; interest expense; the ability to produce the liquidity or enter into agreements to acquire the capital necessary to continue our operations and take advantage of opportunities; legal proceedings and claims.

Also, forward-looking statements represent our estimates and assumptions only as of the date of this Report. You should read this Report and the documents that we reference and file or furnish as exhibits to this Report completely and with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Company's Certifying Accountant.

(1)	Previous Independent Registered Public Accounting Firm

	(i)	On September 4, 2015, Magnolia Lane Income Fund (the “Company”) dismissed its independent registered public accounting firm, Baker Tilly Virchow Krause, LLP (“Baker Tilly”).

	(ii)	The report of Baker Tilly on the consolidated financial statements of the Company as of April 30, 2015 and 2014, and the related consolidated statements of operations, stockholders’ deficit, and cash flows for the years ended April 30, 2015 and 2014 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than an explanatory paragraph as to a going concern.

	(iii)	The decision to change the independent registered public accounting firm was recommended and approved by the Board of Directors of the Company.

	(iv)	During the Company’s two most recent fiscal years ended April 30, 2015 and April 30, 2014, and any subsequent interim periods through September 8, 2015, the date of dismissal, (a) there were no disagreements with Baker Tilly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Baker Tilly, would have caused it to make reference thereto in its reports on the consolidated financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

	(v)	On September 10, 2015, the Company provided Baker Tilly a copy of this Current Report and has requested that it furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

2

(2)	New Independent Registered Public Accounting Firm

On September 4, 2015, the Board of Directors of the Company engaged Liggett, Vogt & Webb, P.A., Certified Public Accountants (“Liggett”) as its new independent registered public accounting firm to audit and review the Company’s consolidated financial statements. During the two most recent fiscal years ended April 30, 2015 and April 30, 2014 and any subsequent interim periods through the date hereof prior to the engagement of Liggett, neither the Company, nor someone on its behalf, has consulted Liggett regarding:

	(i)	either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and either a written report was provided to the Company or oral advice was provided that the new independent registered public accounting firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

	(ii)	any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter from Baker Tilly Virchow Krause, LLP, addressed to the U.S. Securities and Exchange Commission

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

Magnolia Lane Income Fund

Date: September 11, 2015	By:	/s/ Brian Woodland
Brian Woodland
President and Chief Executive Officer

4